UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Soliciting Material under § 240.14a-12

VENTOUX CCM ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

VENTOUX CCM ACQUISITION CORP.
1 EAST PUTNAM AVENUE, FLOOR 4
GREENWICH, CT 06830

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2022

TO THE STOCKHOLDERS OF VENTOUX CCM ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Ventoux CCM Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on June 16, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ventouxccm/2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote so your shares will be represented at the Special Meeting. If you are a stockholder of record, you may vote online at the Special Meeting or vote by proxy using the enclosed proxy card or via the Internet. If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated May 23, 2022, and is first being made available to stockholders of the Company on or about May 23, 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        The Charter Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), substantially in the form set forth in Annex A to the accompanying Proxy Statement (the “Charter Amendment”) to (i) extend the date by which the Company has to consummate a business combination for three months, from June 30, 2022 (the “Original Termination Date”) to September 30, 2022 (the “Extension” and such date, the “Extension Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for an additional three months after the Extension Date, from September 30, 2022 to December 30, 2022 (the “Additional Extension Date”) (the “Charter Amendment Proposal”);

•        The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated December 23, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement substantially in the form set forth in Annex B to the accompanying proxy statement, to extend the date on which Continental must liquidate the trust account (the “Trust Account”) established in connection with the initial public offering (“IPO”) if the Company has not completed its initial business combination, from June 30, 2022 to the Extension Date, or the Additional Extension Date if applicable, (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Extension Proposals”); and

•        The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Proposals.

Each of the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced initial business combination (“Business Combination”) with E La Carte, Inc., d/b/a Presto, Inc., a Delaware corporation (“Presto”). As previously announced, on November 10, 2021, our merger subsidiaries Ventoux Merger Sub I, Inc. (“Ventoux Merger Sub I”) and Ventoux Merger Sub II, LLC (“Ventoux Merger Sub II”) and Presto entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (a) Ventoux Merger Sub I will merge with and into Presto, with Presto being the surviving corporation in the first merger and continuing (immediately following the first merger) as our wholly-owned subsidiary and (b) immediately following the first merger and as part of the same overall transaction as the first merger, the surviving corporation will merge with and into Ventoux Merger Sub II, with Ventoux Merger Sub II being the surviving entity in the second merger and continuing (immediately following the second merger) as our wholly-owned subsidiary. Upon the closing, we will be renamed “Presto Technologies, Inc.” and our common stock and publicly traded warrants will continue to be listed on Nasdaq and trade under the ticker symbols “PRST” and “PRSTW,” respectively.

The Company’s prospectus for its IPO and Charter provide that the Company has until June 30, 2022 to complete the Business Combination. While the Company and Presto are working towards satisfaction of the conditions to complete the Business Combination, the Company’s board of directors (the “Board”) has determined that there may not be sufficient time before June 30, 2022 to hold a special meeting to obtain stockholder approval of and consummate the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to approve the Extension Proposals. If the Extension Proposals are approved, the Company expects to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as practicable following stockholder approval, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. The Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete the Business Combination. For more information regarding the Business Combination and the Merger Agreement, please read the Current Report on Form 8-K relating to the Business Combination that we filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 10, 2021, including the complete text of the Merger Agreement attached as an exhibit thereto, and the definitive proxy statement to be sent to the Company’s stockholders in connection with the vote to approve the Business Combination when it becomes available.

In connection with the Extension Proposals, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Proposals. If the Extension Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Charter Amendment. As of the record date, Ventoux Acquisition Holdings LLC and Chardan International Investments, LLC (the “Sponsors”) own 2,728,875 and 1,493,625 shares of our common stock, respectively, and together with 90,000 shares of common stock held by our certain of our directors (or a fund that is affiliated with one of our directors), which we collectively refer to as the “Founder Shares,” that were issued to the Sponsors and our certain of our directors (or a fund that is affiliated with one of our directors) prior to our IPO, and 6,675,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsors in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or June 14, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Special Meeting. The closing price of the Company’s common stock on May 19, 2022 was $10.15. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

If either of the Extension Proposals are not approved and we do not consummate the Business Combination by June 30, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Proposals at any time without any further action by our stockholders.

The affirmative vote of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Charter Amendment Proposal. The approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the shares of common stock sold in the IPO, on the record date. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the extension of time to complete the Business Combination at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Our Board has fixed the close of business on April 27, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposals and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the DGCL and the Company’s Bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposals, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

May 23, 2022	By Order of the Board of Directors
/s/ Edward Scheetz
Edward Scheetz
Chief Executive Officer and Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Proposals, and an abstention will have the same effect as voting “AGAINST” the Extension Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 16, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/ventouxccm/2022.

VENTOUX CCM ACQUISITION CORP.
1 EAST PUTNAM AVENUE, FLOOR 4
GREENWICH, CT 06830

PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2022

The special meeting, which we refer to as the “Special Meeting”, of stockholders of Ventoux CCM Acquisition Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on June 16, 2022 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/ventouxccm/2022. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Charter Amendment”) to (i) extend the date by which the Company has to consummate a business combination for three months, from June 30, 2022 (the “Original Termination Date”) to September 30, 2022 (the “Extension” and such date, the “Extension Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for an additional three months after the Extension Date, from September 30, 2022 to December 30, 2022 (the “Additional Extension Date”) (the “Charter Amendment Proposal”);

•        Proposal No. 2 — The Trust Extension Proposal — amend the Investment Management Trust Agreement, dated December 23, 2020 (the “Trust Agreement”), by an between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to extend the date on which Continental must liquidate the trust account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from June 30, 2022 to the or the Additional Extension Date if applicable, (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Extension Proposals”); and

•        Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Therefore, approval of each of the Extension Proposals is a condition to extending the time we have to complete the Business Combination. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Proposals at any time without any further action by our stockholders.

The affirmative vote of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Charter Amendment Proposal. The approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the shares of common stock sold in the IPO, on the record date. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the extension of time to complete the Business Combination at any time without any further action by our stockholders.

Each of the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced initial business combination (“Business Combination”) with E La Carte, Inc., d/b/a Presto, Inc., a Delaware corporation (“Presto”). As previously announced, on November 10, 2021, our merger subsidiaries Ventoux Merger Sub I, Inc. (“Ventoux Merger Sub I”) and Ventoux Merger Sub II, LLC (“Ventoux Merger Sub II”) and Presto entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (a) Ventoux Merger Sub I will merge with and into Presto, with Presto being the surviving corporation in the first merger and continuing (immediately following the first merger) as our wholly-owned subsidiary and (b) immediately following the first merger and as part of the same overall transaction as the first merger, the surviving corporation will merge with and into Ventoux Merger Sub II, with Ventoux Merger Sub II being the surviving entity in the second merger and continuing (immediately following the second merger) as our wholly-owned subsidiary. Upon the closing, we will be renamed “Presto Technologies, Inc.” and our common stock and publicly traded warrants will continue to be listed on Nasdaq and trade under the ticker symbols “PRST” and “PRSTW,” respectively.

The Company’s prospectus for its IPO and Charter provide that the Company has until June 30, 2022 to complete the Business Combination. While the Company and Presto are working towards satisfaction of the conditions to complete the Business Combination, the Company’s board of directors (the “Board”) has determined that there may not be sufficient time before June 30, 2022 to hold a special meeting to obtain stockholder approval of and consummate the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to approve the Extension Proposals. If each of the Extension Proposals are approved, the Company expects to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as practicable following stockholder approval, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. The Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete the Business Combination. If the proposals for each of the Extension Proposals are approved, we plan to hold another stockholder meeting prior to the Extended Date (or the Additional Extension Date, if applicable) in order to seek stockholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Current Report on Form 8-K relating to the Business Combination that we filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 10, 2021, including the complete text of the Merger Agreement attached as an exhibit thereto, and the definitive proxy statement to be sent to the Company’s stockholders in connection with the vote to approve the Business Combination when it becomes available.

In connection with the Extension Proposals, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Proposals. If the Extension Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Charter Amendment. As of the record date, Ventoux Acquisition Holdings LLC and Chardan International Investments, LLC owns 2,728,875 and 1,493,625 shares of our common stock, respectively, and together with 90,000 shares of common stock held by our certain of our directors (or a fund that is affiliated with one of our directors), which we collectively refer to as the “Founder Shares”, that were issued to the Sponsors and our certain of our directors (or a fund that is affiliated with one of our directors) prior to our IPO, and 6,675,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsors in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or June 14, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If either of the Extension Proposals are not approved and we do not consummate the Business Combination by June 30, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsors have agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsors will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsors would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.10. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC”, on December 28, 2020, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If each of the Extension Proposals are approved, the Company, pursuant to the terms of the investment management trust agreement, dated December 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount and (iii) amend and restate the Trust Agreement to allow for the Business Combination to be consummated prior to the Extension Date or the Additional Extension Date (if applicable). The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extension Date or the Additional Extension Date (if applicable). Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Business Combination through the Extension Date or the Additional Extension Date (if applicable) if the Extension Proposals are approved.

Our Board has fixed the close of business on April 27, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 21,562,500 shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Proposals or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

This Proxy Statement is dated May 23, 2022 and is first being made available to stockholders on or about May 23, 2022.

By Order of the Board of Directors
/s/ Edward Scheetz
Edward Scheetz
Chief Executive Officer and Chairman

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on June 16, 2021: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/ventouxccm/2022.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on July 10, 2019, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In December 2020, we consummated our IPO from which we derived gross proceeds of approximately $172,500,000 in the aggregate. The amount in the Trust Account was initially $10.10 per public share. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 30, 2022). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extension Date or the Additional Extension Date (if necessary) in order to allow us more time to complete the Business Combination.

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Approval of each of the Extension Proposals is a condition to extending the time we have to complete the Business Combination.

What is being voted on?	You are being asked to vote on:

•   a proposal to amend our Charter to extend the date by which we have to consummate the Business Combination from June 30, 2022 to September 30, 2022, and to allow the Company, without another stockholder vote, to elect to extend the date to consummate the Business Combination for an additional three months after the Extension Date until December 30, 2022;

•   amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from June 30, 2022 to the Extension Date or the Additional Extension Date;

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Proposals. Each of the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in this Proxy Statement.

The Extension Proposals are required for the implementation of our Board’s plan to extend the date that we have to complete the Business Combination. The purpose of the Extension Proposals are to allow the Company more time to complete the Business Combination.

If the Extension Proposals are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination on or before the Extension Date or the Additional Extension Date (if applicable).

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Extension Proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposals are approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If either of the Extension Proposals are not approved and we have not consummated the Business Combination by June 30, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the Extension Proposals?

Our Charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before June 30, 2022. As explained below, we may not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination.
There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on searching for a potential business combination opportunities, the public stockholders should be given an opportunity to consider and vote on the Business Combination. Accordingly, the Board is proposing the Extension Proposals to amend our Charter substantially in the form set forth in Annex A hereto and to amend the Trust Agreement substantially in the form set forth in Annex B hereto to extend the date by which we must (i) consummate the Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from June 30, 2022 to September 30, 2022 (or December 30, 2022, if extended as described herein).

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed.

Why should I vote “FOR” the Extension Proposals?

Given the Company’s expenditure of time, effort and money on pursuing the Business Combination, and our entry into the Merger Agreement our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal to amend our Charter in the form set forth in Annex A hereto and the Trust Amendment Proposal (together referred to as the “Extension Proposals”) to amend the Trust Agreement substantially in the form set forth in Annex B hereto to extend the date by which the Company has to complete the Business Combination. Our Board believes that the approval of the Charter Amendment Proposal and the Trust Amendment Proposal would give the Company the opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete the Business Combination before June 30, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

The Trust Agreement currently provides that if the Company does not use the proceeds of the Trust Account to complete the Business Combination by June 30, 2022, the Trust Account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses).

We believe that the provision of the Trust Agreement described in the preceding paragraph was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Trust Agreement.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

How do the Company insiders intend to vote their shares?

Our Sponsors, directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposals. On the record date, the Sponsors, our directors and executive officers of the Company and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,312,500 Founder Shares, representing approximately 20.0% of the Company’s issued and outstanding shares of common stock. The Sponsors, our directors, executive officers and their respective affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Proposals.

What vote is required to adopt the proposals?

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

The approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least a majority of our outstanding shares of common stock on the record date.

The approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the shares of common stock sold in the IPO, on the record date.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
What if I don’t want to vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal?

If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposal or the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account. If the Extension Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved?

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Approval of each of the Extension Proposals is a condition to extending the time we have to complete the Business Combination.

If either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by June 30, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Extension Proposals are approved, what happens next?

If the Extension Proposals are approved, the Company will amend the Trust Agreement substantially in the form set forth in Annex B hereto, file the Charter Amendment with the Delaware Secretary of State and will continue to attempt to consummate the Business Combination until the Extension Date, or until the Additional Extension Date(s), if applicable.

Our seeking to complete the Business Combination will involve:

•   completing proxy materials;

•   completing the conditions to close the Business Combination

•   establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•   holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Proposals because we may not be able to complete all of the tasks listed above prior to June 30, 2022. If the Extension Proposals are approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as practicable following such stockholder approval.

Upon approval of the Charter Amendment Proposal by holders of at least a majority of the common stock outstanding as of the record date, and approval of the Trust Amendment Proposal by a majority of the common stock sold in our IPO, as of the record date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware substantially in the form set forth in Annex A hereto and amend the Trust Agreement substantially in the form set forth in Annex B hereto. We will remain a reporting company under the Exchange Act and our units, common stock, public warrants and rights will remain publicly traded.

If the Extension Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsors and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Proposals at any time without any further action by our stockholders.

What happens to the Company warrants if either of the Extension Proposals are not approved?

If either of the Extension Proposals are not approved and we have not consummated the Business Combination by June 30, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

What happens to the Company’s warrants if the Extension Proposals are approved?

If the Extension Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the Business Combination until the Extension Date or the Additional Extension Date (if applicable). The public warrants will remain outstanding and only become exercisable commencing on the later of the closing of the Business Combination and 12 months from the closing of the IPO, which occurred on December 30, 2020, provided that we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to us at brock@ventouxccm.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Charter Amendment Proposal must be approved by the affirmative vote of at least a majority of the outstanding shares as of the record date of our common stock, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The Trust Amendment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock sold in the IPO, as of the record date, (which excludes the Founder Shares). Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the Chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 10,781,251 shares of our common stock would be required to achieve a quorum. The Founder Shares are included in the calculation of a quorum and therefore, fewer public shares will be needed to establish a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on April 27, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 21,562,500 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Amendment and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsors, directors and officers have in the approval of the proposals?

Our Board and officers, as well as our Sponsors, have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including each of the Extension Proposals. See the section entitled “Special Meeting of Company Stockholders — Recommendation to Company Stockholders”.

Do I have appraisal rights if I object to the Extension Proposals?	Our stockholders do not have appraisal rights in connection with the Extension Proposals under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a stockholder of record, you may vote online at the Special Meeting or vote by proxy using the enclosed proxy card or via the Internet. Whether or not you plan to participate in the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Special Meeting virtually and vote online, if you choose.

To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the Special Meeting, we will vote your shares as you direct.

To vote via the Internet, please go to https://www.cstproxy.com/ventouxccm/2022 and follow the instructions. Please have your proxy card handy when you go to the website. You can confirm that your instructions have been properly recorded.

Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on June 15, 2022. After that Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the Special Meeting or attend the Special Meeting virtually to vote your shares online.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you plan to vote at the Special Meeting virtually, you will need to contact Continental at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Common Stock you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to 917-262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on June 10, 2022.

You will receive a confirmation of your registration by email after we receive your registration materials. We encourage you to access the Special Meeting prior to the start time leaving ample time for the check in.

How do I redeem my shares of common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Business Combination.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on June 14, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at VTAQ.info@investor.morrowsodali.com.

You may also contact us at: Ventoux CCM Acquisition Corp. 1 East Putnam Avenue Floor 4 Greenwich, CT 06830 E-mail: brock@ventouxccm.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business, as a result of which they would receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account; and

•        the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated December 23, 2020, as filed with the SEC on December 28, 2020 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

BACKGROUND

We are a blank check company formed in Delaware on July 10, 2019, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 21,562,500 shares of common stock issued and outstanding. In addition, we issued warrants to purchase 8,625,000 shares of common stock as part of our IPO and warrants to purchase 6,675,000 shares of common stock as part of the private placement with the Sponsors that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of common stock at an exercise price of $11.50 per whole share, to be exercised only for a whole number of shares of our common stock. The warrants will become exercisable commencing on the later of the closing of the Business Combination and 12 months from the closing of the IPO, which occurred on December 30, 2020 and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the public warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s common stock equals or exceeds $16.50 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsors or its permitted transferees. We also issued 17,250,000 rights as part of our IPO. Each right entitles the holder thereof to receive one-twentieth (1/20) of one share of common stock upon the consummation of the Business Combination.

Approximately $176 million (or approximately $10.20 per public share) is being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of the Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

As previously announced, on November 10, 2021, we, our merger subsidiaries Ventoux Merger Sub I and Ventoux Merger Sub II and Presto entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (a) Ventoux Merger Sub I will merge with and into Presto, with Presto being the surviving corporation in the first merger and continuing (immediately following the first merger) as our wholly-owned subsidiary and (b) immediately following the first merger and as part of the same overall transaction as the first merger, the surviving corporation will merge with and into Ventoux Merger Sub II, with Ventoux Merger Sub II being the surviving entity in the second merger and continuing (immediately following the second merger) as our wholly-owned subsidiary. Upon the closing, we will be renamed “Presto Technologies, Inc.” and our common stock and publicly traded warrants will continue to be listed on Nasdaq and trade under the ticker symbols “PRST” and “PRSTW,” respectively.

In order to finance transaction costs in connection with the Business Combination, the Sponsors have provided, in the form of loans, an aggregate of $2,100,000 to us to fund our expenses relating to investigating and selecting a target business and other working capital requirements in connection consummating the Business Combination. As of the date of the proxy, approximately 1,725,000 of such loans were drawn and outstanding.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed.

SPECIAL MEETING OF COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting, which will be held on June 16, 2022 at 10:00 a.m. Eastern Time via live webcast. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being made available to stockholders on or about May 23, 2022 to all stockholders of record of the Company as of April 27, 2021, the record date for the Special Meeting. Stockholders of record who owned Company Common Stock at the close of business on the record date are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were 21,562,500 shares of Company Common Stock outstanding.

Date, Time and Place of Special Meeting

The Special Meeting will be held on June 16, 2022 at 10:00 a.m. Eastern Time via live webcast, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. You can participate in the meeting, vote and submit questions via live webcast by visiting https://www.cstproxy.com/ventouxccm/2022 and entering the voter control number included on your proxy card. You will not be able to attend the meeting in person.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our Common Stock at the close of business on April 27, 2021, which is the record date for the Special Meeting. You are entitled to one vote for each share of our Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 21,562,500 shares of Common Stock outstanding, of which 17,250,000 are public shares and 4,312,500 are Founder Shares held by our Initial Stockholders.

Proposals at the Special Meeting

At the Special Meeting, Company stockholders will vote on the following proposals:

•        The Charter Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), substantially in the form set forth in Annex A to the accompanying Proxy Statement (the “Charter Amendment”) to (i) extend the date by which the Company has to consummate a business combination for three months, from June 30, 2022 (the “Original Termination Date”) to September 30, 2022 (the “Extension” and such date, the “Extension Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for an additional three months after the Extension Date, from September 30, 2022 to December 30, 2022 (the “Additional Extension Date”) (the “Charter Amendment Proposal”);

•        The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated December 23, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement substantially in the form set forth in Annex B to the accompanying proxy statement, to extend the date on which Continental must liquidate the trust account (the “Trust Account”) established in connection with the initial public offering (“IPO”) if the Company has not completed its initial business combination, from June 30, 2022 to the Extension Date, or the Additional Extension Date if applicable, (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Extension Proposals”); and

•        The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Company’s Common Stock outstanding on the record date and entitled to vote at the Special Meeting is represented virtually or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

The affirmative vote of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Charter Amendment Proposal. The approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the shares of common stock sold in the IPO, on the record date. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the extension of time to complete the Business Combination at any time without any further action by our stockholders.

Recommendation to Company Stockholders

Our Board believes that each of the Extension Proposals and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our Board in favor of approval of each of the Extension Proposals, you should keep in mind that certain members of our Board and officers, as well as our Sponsors, have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including each of the Extension Proposals. These interests include, among other things:

•        the fact that none of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities;

•        the fact that each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. The Charter provides that the Company renounces its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating another legal obligation. We do not believe, however, that the pre-existing fiduciary duties or contractual obligations of our officers and directors will materially undermine our ability to complete the Business Combination, and such pre-existing fiduciary duties and contractual obligations did not materially affect our search for an acquisition target;

•        the fact that if we are unable to complete our initial business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 30, 2022 (or December 31,

2022 if each of the Extension Proposals are approved). Our initial stockholders purchased the Founders Shares prior to the IPO for an aggregate purchase price of $25,000. Based on the closing price of the Company’s Common Stock on Nasdaq of $10.15 on May 19, 2022, such vested shares would be worth $43,771,875;

•        the fact that, simultaneously with the closing of the IPO and over-allotment exercise, we consummated the sale of 6,675,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsors. The warrants are each exercisable commencing on the later of the closing of the Business Combination and 12 months from the closing of the IPO, which occurred on December 30, 2020, for one share of common stock at $11.50 per share. If we do not consummate a Business Combination transaction by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved), the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our initial stockholders will be worthless. The warrants held by our Sponsors had an aggregate market value of $1,335,000 based upon the closing price of $0.20 per warrant on the Nasdaq on May 19, 2022.;

•        the fact that our Sponsors, officers and directors will lose their entire investment in us if we do not complete a business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved). Certain of them may continue to serve as officers and/or directors of New Presto after the closing of the Business Combination. As such, in the future they may receive any cash fees, stock options or stock awards that the New Presto Board determines to pay to its directors and/or officers.

•        the fact that our initial stockholders and our officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founders Shares if the Company fails to complete a business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved);

•        the fact that, in order to protect the amounts held in the Trust Account, certain of the Initial Stockholders have agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.10 per share, except as to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act;

•        the fact that, in order to protect the amounts held in the Trust Account, the Sponsors have agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act;

•        the fact that, following the closing of the Business Combination, our Sponsors would be entitled to the repayment of any working capital loan and advances that have been made to the Company and remain outstanding. As of the date of this proxy statement/prospectus, our Sponsors have not made any advances to us for working capital expenses. If we do not complete an initial Business Combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans;

•        the fact that, following the consummation of the Business Combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy;

•        the fact that, upon the closing of the Business Combination, subject to the terms and conditions of the Merger Agreement, our Sponsors, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial Business Combination, and repayment of any other loans, if any, and on such terms as to be determined by the Company from time to time, made by our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial Business Combination. As of May 17, 2022, the total aggregate amount of out-of-pocket expenses expected to be repaid by the Company upon consummation of the business combination is $1,950,000;

•        the fact that, upon the completion of the Business Combination, Chardan, who acted as the Company’s underwriters in the IPO and is an affiliate of one of our Sponsors, will be entitled to a marketing fee of $6,037,500. Additionally, Jefferies LLC will receive $4,000,000 in fees in connection with certain financial advisory services provided to Presto. William Blair will also be entitled to receive up to $5,629,750 in placement agent and financial advisory fees, and Truist Securities and Chardan will also will also be entitled to receive up to $1,000,000 and $531,900 in placement agent fees, which amounts are calculated based on the amounts raised in the PIPE Investment and the amount remaining in the Trust Account after redemptions. The fees disclosed herein to Blair, Truist Securities and Chardan assume no redemptions. If we were to fail to complete a business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved), none of the above banks would receive their expected compensation for their respective roles as underwriters, financial advisors and placement agents, as applicable. Mr. Grossman is the President of Chardan and Mr. Weil is Managing Director and Co-Head of Fintech Investment Banking at Chardan;

•        the fact that, given the difference in the purchase price our Sponsors and directors paid for the Founders Shares as compared to the price of the units sold in the IPO, our Sponsors and directors may earn a positive rate of return on their investment even if New Presto Common Stock trades below the price paid for the units in the IPO and the public stockholders experience a negative rate of return following the completion of the Business Combination;

•        the fact that our Sponsors, Ventoux Acquisition Holdings LLC and Chardan International Investments, LLC own 2,728,875 Founder Shares and 1,493,625 Founder Shares, respectively. Darla Anders Cindat USA LLC, an entity affiliated with one of our directors, and three of our other directors each own 22,500 Founder Shares. All of the Founder Shares will become worthless if an initial business combination is not completed by June 30, 2022;

•        the fact that the Sponsors own 4,450,00 Private Placement Warrants (valued at $1,112,500 based on a valuation as of September 30, 2021, the most recent date for which a valuation is available), all of which will become worthless if an initial business combination is not completed by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved). The Sponsors purchased the Private Warrants from the Company at the time of our IPO for $1.00 per warrant, amounting to an aggregate purchase price of $6,675,000;

•        the fact that the Sponsors will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to the public stockholders rather than liquidating the Company;

•        the fact that the Sponsors and the initial stockholders will enter into an amended Registration Rights Agreement which will provide them with registration rights; and

•        the fact that, at any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the initial stockholders, Presto and/or its affiliates and the Presto Founders and/or their affiliates may purchase shares and/or warrants from investors, or they may enter into transactions with such investors and others to provide them with incentives to acquire the Company’s Common Stock. As of the date of this proxy, the initial stockholders, Presto and/or its affiliates and the Presto Founders and/or their affiliates have not made any purchases of shares and/or warrants from investors. If the Company, the initial stockholders, Presto and/or its affiliates and the Presto Founders and/or their affiliates enter into any such arrangements:

•        any such purchases of securities would be made at a price no higher than the redemption price;

•        shares acquired in such transactions (i) would not be voted in favor of approving the Business Combination and (ii) holders of such shares would waive their right to redemption rights with respect to such shares; and

•        The Company will disclose in a Current Report on Form 8-k prior to the Special Meeting the following information:

•        the amount of securities purchased in such transaction(s), along with the purchase price;

•        the purpose of such purchases;

•        the impact, if any, of the purchases on the likelihood that the business combination transaction will be approved;

•        the identities of security holders who sold such shares (if not purchased on the open market) or the nature of security holders (e.g. 5% security holders) who sold such shares; and

•        the number of securities for which the Company has received redemption requests pursuant to its redemption offer.

Abstentions and Broker Non-Votes

Abstentions are considered present for the purposes of establishing a quorum. Abstentions will have the same effect as a vote “AGAINST” each of the Extension Proposals, but will have no effect on the Adjournment Proposal.

In general, if your shares are held in “street” name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the proposals at the Special Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Special Meeting.

Voting Your Shares — Stockholders of Record

If you are a stockholder of record, you may vote online at the Special Meeting or vote by proxy using the enclosed proxy card or via the Internet. Whether or not you plan to participate in the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Special Meeting virtually and vote online, if you choose.

To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the Special Meeting, we will vote your shares as you direct.

To vote via the Internet, please go to https://www.cstproxy.com/ventouxccm/2022 and follow the instructions. Please have your proxy card handy when you go to the website. You can confirm that your instructions have been properly recorded.

Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on June 15, 2022. After that Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the Special Meeting or attend the Special Meeting virtually to vote your shares online.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you plan to vote at the Special Meeting virtually, you will need to contact Continental at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Common Stock you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to 917-262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on June 10, 2022.

You will receive a confirmation of your registration by email after we receive your registration materials. We encourage you to access the Special Meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

Only Company stockholders on the record date or their legal proxy holders may attend the Special Meeting. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting bye-mailing a later-dated, signed proxy card to us at brock@ventouxccm.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

No Additional Matters

The Special Meeting has been called only to consider the approval of each of the Extension Proposals and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at VTAQ.info@investor.morrowsodali.com.

Redemption Rights

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Business Combination.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on June 14, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Appraisal Rights

Appraisal rights are not available to holders of shares of our Common Stock in connection with the Extension Proposals.

Proxy Solicitation Costs

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate the Business Combination to the Extension Date or the Additional Extension Date (if necessary).

The Charter Amendment Proposal and the Trust Amendment Proposal (the “Extension Proposals) are required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If either of the Extension Proposals are not approved and we have not consummated the Business Combination by June 30, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

If the Extension Proposals are approved, then we will file an amendment to the Charter with the Secretary of State of the State of Delaware substantially in the form set forth in Annex A hereto and amend the Trust Agreement substantially in the form set forth in Annex B hereto. We will remain a reporting company under the Exchange Act and our units, common stock, public warrants and rights will remain publicly traded.

A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement substantially in Annex B

Reasons for the Charter Amendment Proposal

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal (the “Extension Proposals”) and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced initial business combination (“Business Combination”) with E La Carte, Inc., d/b/a Presto, Inc., a Delaware corporation (“Presto”). As previously announced, on November 10, 2021, we, our merger subsidiaries Ventoux Merger Sub I and Ventoux Merger Sub II and Presto entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (a) Ventoux Merger Sub I will merge with and into Presto, with Presto being the surviving corporation in the first merger and continuing (immediately following the first merger) as our wholly-owned subsidiary and (b) immediately following the first merger and as part of the same overall transaction as the first merger, the surviving corporation will merge with and into Ventoux Merger Sub II, with Ventoux Merger Sub II being the surviving entity in the second merger and continuing (immediately following the second merger) as our wholly-owned subsidiary. Upon the closing, we will be renamed “Presto Technologies, Inc.” and our common stock and publicly traded warrants will continue to be listed on Nasdaq and trade under the ticker symbols “PRST” and “PRSTW,” respectively.

The Company’s prospectus for its IPO and Charter provide that the Company has until June 30, 2022 to complete the Business Combination. While the Company and Presto are working towards satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) has determined that there may not be sufficient time before June 30, 2022 to hold a special meeting to obtain stockholder approval of and consummate the Business Combination. Accordingly, Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to approve the Extension Proposals. If the Extension Proposals are approved, the Company expects to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as practicable following stockholder approval, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. The Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete the Business Combination. If the proposals for each of the Extension Proposals are approved, we plan to hold another stockholder meeting prior to the Extended Date (or the Additional Extension Date, if applicable) in order to seek stockholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Current Report on Form 8-K relating to the Business Combination that we filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 10, 2021, including the complete text of the Merger Agreement attached as an exhibit thereto, and the definitive proxy statement to be sent to the Company’s stockholders in connection with the vote to approve the Business Combination when it becomes available.

The holders of at least a majority of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of the Business Combination. Additionally, our IPO prospectus and Charter provide for all public stockholders to have an opportunity to redeem their public shares if our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete the Business Combination beyond June 30, 2022 to the Extension Date or the Additional Extension Date. We intend to hold another stockholder meeting prior to the Extension Date in order to seek stockholder approval of the Business Combination.

If the Charter Amendment Proposal is Not Approved

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Therefore, approval of each of the Extension Proposals is a condition to extending the time we have to complete the Business Combination. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Proposals at any time without any further action by our stockholders.

If either of the Extension Proposals are not approved and we have not consummated the Business Combination by June 30, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsors and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and the Trust Amendment Proposal is also approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto and will amend the Trust Agreement substantially in the form set forth in Annex B hereto to extend the time it has to complete the Business Combination until the Extension Date or the Additional Extension Date (if necessary). The Company will remain a reporting company under the Exchange Act and its units, common stock, public warrants and rights will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extension Date or the Additional Extension Date (if necessary).

Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not extend the time to consummate the Business Combination at any time without any further action by our stockholders.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed.

If the Extension Proposals are approved, and we extend the time to consummate the Business Combination, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposals are approved. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Extension Proposals are approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve the Business Combination.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on June 14, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on June 14, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Proposals are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on June 14, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and either of the Extension Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that either of the Extension Proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposals would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Special Meeting. The closing price of the Company’s common stock on May 19, 2022 was $10.15.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on June 14, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposals would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)); investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for U.S. federal income tax purposes; investors subject to the alternative minimum tax provisions of the Code; investors that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code, U.S. Holders (as defined below) that have a functional currency other than the U.S. dollar; former citizens and long-term residents of the United States; and investors that actually or constructively own 5% or more of the common stock of the Company, all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, or the tax on net investment income. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

Treatment of Redemption of Common Stock

In the event that a holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the holder (including any stock constructively owned by the holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the three tests is satisfied, a holder takes into account not only stock actually owned by the holder, but also shares of our stock that are constructively owned by it. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock the holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a holder’s conversion results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of common stock of the Company and is:

•        an individual who is a citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a U.S. court and which has one or more U.S. persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder will treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction for dividends from a domestic corporation if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividend income” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) of common stock of the Company and is not a U.S. Holder.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Charter Amendment Proposal. This means that, in addition to the 4,312,500 Founder Shares, the affirmative vote of at least 6,468,751 shares of common stock is needed in order to approve the Charter Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Therefore, approval of each of the Extension Proposals is a condition to extending the time we have to complete the Business Combination. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Proposals at any time without any further action by our stockholders.

The Sponsors and all of our directors, executive officers and their affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal. On the record date, the Sponsors and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,312,500 Founder Shares, representing approximately 20.0% of the Company’s issued and outstanding shares of common stock. The Sponsors and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment.

Interests of the Sponsors, Directors and Officers

When you consider the recommendation of our Board in favor of approval of the Charter Amendment Proposal, you should keep in mind that certain members of our Board and officers, as well as our Sponsors, have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including each of the Extension Proposals. These interests include, among other things:

•        the fact that none of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities;

•        the fact that each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. The Charter provides that the Company renounces its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating another legal obligation. We do not believe, however, that the pre-existing fiduciary duties or contractual obligations of our officers and directors will materially undermine our ability to complete the Business Combination, and such pre-existing fiduciary duties and contractual obligations did not materially affect our search for an acquisition target;

•        the fact that if we are unable to complete our initial business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved). Our initial stockholders purchased the Founders Shares prior to the IPO for an aggregate purchase price of $25,000. Based on the closing price of the Company’s Common Stock on Nasdaq of $10.15 on May 19, 2022, such vested shares would be worth $43,771,875;

•        the fact that, simultaneously with the closing of the IPO and over-allotment exercise, we consummated the sale of 6,675,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsors. The warrants are each exercisable commencing on the later of the closing of the Business Combination and 12 months from the closing of the IPO, which occurred on December 30, 2020, for one share of common stock at $11.50 per share. If we do not consummate a Business Combination transaction by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved), the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our initial stockholders will be worthless. The warrants held by our Sponsors had an aggregate market value of $1,335,000 based upon the closing price of $0.20 per warrant on the Nasdaq on May 19, 2022.;

•        the fact that our Sponsors, officers and directors will lose their entire investment in us if we do not complete a business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved). Certain of them may continue to serve as officers and/or directors of New Presto after the closing of the Business Combination. As such, in the future they may receive any cash fees, stock options or stock awards that the New Presto Board determines to pay to its directors and/or officers.

•        the fact that our initial stockholders and our officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founders Shares if the Company fails to complete a business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved);

•        the fact that, in order to protect the amounts held in the Trust Account, certain of the Initial Stockholders have agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.10 per share, except as to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act;

•        the fact that, in order to protect the amounts held in the Trust Account, the Sponsors have agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act;

•        the fact that, following the closing of the Business Combination, our Sponsors would be entitled to the repayment of any working capital loan and advances that have been made to the Company and remain outstanding. As of the date of this proxy statement/prospectus, our Sponsors have not made any advances to us for working capital expenses. If we do not complete an initial Business Combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans;

•        the fact that, following the consummation of the Business Combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy;

•        the fact that, upon the closing of the Business Combination, subject to the terms and conditions of the Merger Agreement, our Sponsors, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial Business Combination, and repayment of any other loans, if any, and on such terms as to be determined by the Company from time to time, made by our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial Business Combination. As of May 17, 2022, the total aggregate amount of out-of-pocket expenses expected to be repaid by the Company upon consummation of the business combination is $1,950,000;

•        the fact that, upon the completion of the Business Combination, Chardan, who acted as the Company’s underwriters in the IPO and is an affiliate of one of our Sponsors, will be entitled to a marketing fee of $6,037,500. Additionally, Jefferies LLC will receive $4,000,000 in fees in connection with certain financial advisory services provided to Presto. William Blair will also be entitled to receive up to $5,629,750 in placement agent fees and financial advisory fees, and Truist Securities and Chardan will also will also be entitled to receive up to $1,000,000 and $531,900 in placement agent fees, which amounts are calculated based on the amounts raised in the PIPE Investment and the amount remaining in the Trust Account after redemptions. The fees disclosed herein to Blair, Truist Securities and Chardan assume no redemptions. If we were to fail to complete a business combination by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved), none of the above banks would receive their expected compensation for their respective roles as underwriters, financial advisors and placement agents, as applicable. Mr. Grossman is the President of Chardan and Mr. Weil is Managing Director and Co-Head of Fintech Investment Banking at Chardan;

•        the fact that, given the difference in the purchase price our Sponsors and directors paid for the Founders Shares as compared to the price of the units sold in the IPO, our Sponsors and directors may earn a positive rate of return on their investment even if New Presto Common Stock trades below the price paid for the units in the IPO and the public stockholders experience a negative rate of return following the completion of the Business Combination;

•        the fact that our Sponsors, Ventoux Acquisition Holdings LLC and Chardan International Investments, LLC own 2,728,875 Founder Shares and 1,493,625 Founder Shares, respectively. Darla Anders Cindat USA LLC, an entity affiliated with one of our directors, and three of our other directors each own 22,500 Founder Shares. All of the Founder Shares will become worthless if an initial business combination is not completed by June 30, 2022;

•        the fact that the Sponsors own 4,450,00 Private Placement Warrants (valued at $1,112,500 based on a valuation as of September 30, 2021, the most recent date for which a valuation is available), all of which will become worthless if an initial business combination is not completed by June 30, 2022 (or December 31, 2022 if each of the Extension Proposals are approved). The Sponsors purchased the Private Warrants from the Company at the time of our IPO for $1.00 per warrant, amounting to an aggregate purchase price of $6,675,000;

•        the fact that the Sponsors will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to the public stockholders rather than liquidating the Company;

•        the fact that the Sponsors and the initial stockholders will enter into an amended Registration Rights Agreement which will provide them with registration rights; and

•        the fact that, at any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the initial stockholders, Presto and/or its affiliates and the Presto Founders and/or their affiliates may purchase shares and/or warrants from investors, or they may enter into transactions with such investors and others to provide them with incentives to acquire the Company’s Common Stock. As of the date of this proxy, the initial stockholders, Presto and/or its affiliates and the Presto Founders and/or their affiliates have not made any purchases of shares and/or warrants from investors. If the Company, the initial stockholders, Presto and/or its affiliates and the Presto Founders and/or their affiliates enter into any such arrangements:

•        any such purchases of securities would be made at a price no higher than the redemption price;

•        shares acquired in such transactions (i) would not be voted in favor of approving the Business Combination and (ii) holders of such shares would waive their right to redemption rights with respect to such shares; and

•        The Company will disclose in a Current Report on Form 8-k prior to the Special Meeting the following information:

•        the amount of securities purchased in such transaction(s), along with the purchase price;

•        the purpose of such purchases;

•        the impact, if any, of the purchases on the likelihood that the business combination transaction will be approved;

•        the identities of security holders who sold such shares (if not purchased on the open market) or the nature of security holders (e.g. 5% security holders) who sold such shares; and

•        the number of securities for which the Company has received redemption requests pursuant to its redemption offer.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until June 30, 2022 to consummate the Business Combination.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete the Business Combination before June 30, 2022, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the affirmative vote of the holders of at least a majority of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, the Business Combination. Because we continue to believe that the Business Combination would be in the best interests of our stockholders and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete the Business Combination beyond June 30, 2022 to the Extension Date or the Additional Extension Date (if necessary).

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Charter Amendment Proposal.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The Company is proposing to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account established in connection with the IPO if the Company has not completed its initial business combination from June 30, 2022 to the Extension Date of September 30, 2022, or if applicable, the Additional Extension Date of December 30, 2022.

The Charter Amendment Proposal and the Trust Amendment Proposal (the “Extension Proposals) are required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

Reasons for the Proposal

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal (the “Extension Proposals”) and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced initial business combination (“Business Combination”) with E La Carte, Inc., d/b/a Presto, Inc., a Delaware corporation (“Presto”). As previously announced, on November 10, 2021, we, our merger subsidiaries Ventoux Merger Sub I and Ventoux Merger Sub II and Presto entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (a) Ventoux Merger Sub I will merge with and into Presto, with Presto being the surviving corporation in the first merger and continuing (immediately following the first merger) as our wholly-owned subsidiary and (b) immediately following the first merger and as part of the same overall transaction as the first merger, the surviving corporation will merge with and into Ventoux Merger Sub II, with Ventoux Merger Sub II being the surviving entity in the second merger and continuing (immediately following the second merger) as our wholly-owned subsidiary. Upon the closing, we will be renamed “Presto Technologies, Inc.” and our common stock and publicly traded warrants will continue to be listed on Nasdaq and trade under the ticker symbols “PRST” and “PRSTW,” respectively.

The Company’s prospectus for its IPO and Charter provide that the Company has until June 30, 2022 to complete the Business Combination. While the Company and Presto are working towards satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) has determined that there may not be sufficient time before June 30, 2022 to hold a special meeting to obtain stockholder approval of and consummate the Business Combination. Accordingly, Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to approve the Extension Proposals. If the Extension Proposals are approved, the Company expects to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as practicable following stockholder approval, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. The Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete the Business Combination. If the proposals for each of the Extension Proposals are approved, we plan to hold another stockholder meeting prior to the Extended Date (or the Additional Extension Date, if applicable) in order to seek stockholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Current Report on Form 8-K relating to the Business Combination that we filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 10, 2021, including the complete text of the Merger Agreement attached as an exhibit thereto, and the definitive proxy statement to be sent to the Company’s stockholders in connection with the vote to approve the Business Combination when it becomes available.

Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete the Business Combination beyond June 30, 2022 to the Extension Date or the Additional Extension Date. We intend to hold another stockholder meeting prior to the Extension Date in order to seek stockholder approval of the Business Combination.

The Trust Agreement currently provides that if the Company does not use the proceeds of the Trust Account to complete the Business Combination by June 30, 2022, the Trust Account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses).

We believe that the provision of the Trust Agreement described in the preceding paragraph was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Trust Agreement. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination, and our entry into the Merger Agreement, approval of the Extension Proposals are warranted.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least a majority of the shares of common stock sold in the IPO, on the record date. This means that, excluding the 4,312,500 Founder Shares, the affirmative vote of at least 8,625,001 shares of common stock is needed in order to approve the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Therefore, approval of each of the Extension Proposals is a condition to extending the time we have to complete the Business Combination. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Proposals at any time without any further action by our stockholders.

The Sponsors and all of our directors, executive officers and their affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal. On the record date, the Sponsors and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,312,500 Founder Shares, representing approximately 20.0% of the Company’s issued and outstanding shares of common stock. The Sponsors and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment.

Interests of the Sponsors and the Company’s Directors and Officers

For information regarding the interests of the Sponsors and the Company’s directors and officers in connection with the extending the time to complete the Business Combination, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsors and the Company’s Directors and Officers.”

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders.

Our board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond June 30, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 21,562,500 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Common Stock (%)
Edward Scheetz(3)	2,728,875	12.7%
Matthew MacDonald(3)	2,728,875	12.7%
Brock Strasbourger	—	—%
Prasad Phatak	—	—%
Jonas Grossman(4)	1,493,625	6.9%
Alex Weil	—	—%
Woodrow H. Levin(5)	22,500	*
Julie Atkinson	22,500	*
Christian Ahrens	22,500	*
Bernard Van der Lande	—	—%
All officers and directors as a group (10 individuals)(3)(4)	4,290,000	19.9%
Ventoux Acquisition Holdings LLC(6)	2,728,875	12.7%
Chardan International Investments, LLC(7)	1,493,625	6.9%
Polar Asset Management Partners Inc.(8)	1,300,000	6.0%
Bank of Montreal(9)	1,202,033	5.6%
MMCAP International Inc. SPC(10)	1,200,000	5.6%
Mizuho Financial Group, Inc.(11)	1,150,000	5.3%
Barclays PLC(12)	1,100,593	5.1%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the stockholders is c/o Ventoux CCM Acquisition Corp., 1 East Putnam Avenue, Floor 4, Greenwich, CT 06830.

(2)      Excludes shares issuable pursuant to warrants and rights issued in connection with the Initial Public Offering. The warrants will not become exercisable until the later of one year after the closing of the Initial Public Offering or the consummation of an initial Business Combination. Each holder of a right will receive one-twentieth (1/20) of a share of common stock upon consummation of our initial Business Combination.

(3)      Includes shares owned by Ventoux Acquisition Holdings LLC, for which Edward Scheetz and Matthew MacDonald are the managing members.

(4)      Includes shares owned by Chardan International Investments, LLC, for which Jonas Grossman is the managing member.

(5)      Consists of shares owned by Blind 1212, LLC for which Woodrow H. Levin is the sole and managing member.

(6)      Edward Scheetz and Matthew MacDonald are the managing members of Ventoux Acquisition Holdings LLC.

(7)      Jonas Grossman is the managing member of Chardan International Investments, LLC.

(8)      The information reported is based on a Schedule 13G/A filed on February 11, 2021. According to the Schedule 13G/A, as of December 31, 2021, Polar Asset Management Partners Inc. (“Polar”), which serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the 1,300,000 shares of our common stock directly held by PMSMF, has sole voting and dispositive power with respect to such securities. The address for Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(9)      The information reported is based on a Schedule 13G filed on February 15, 2022. According to the Schedule 13G, as of December 31, 2021, Bank of Montreal (as a parent holding company) has sole voting and dispositive power with respect to 1,202,033 shares of our common stock. The address for Bank of Montreal is 100 King Street West, 21st Floor, Toronto, M5X 1A1, Ontario, Canada.

(10)    The information reported is based on a Schedule 13G/A filed on February 4, 2022. According to the Schedule 13G/A, as of December 31, 2021, each of MMCAP International Inc. SPC and MM Asset Management Inc. has shared voting and dispositive power over 1,200,000 shares of our common stock. The address for MMCAP International Inc. is Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands. The address for MM Asset Management Inc. is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1, Canada.

(11)    The information is based on a Schedule 13G filed on February 12, 2021. According to the Schedule 13G, as of December 31, 2020, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of 1,150,000 shares of our common stock held by Mizuho Securities USA LLC, which is their wholly-owned subsidiary. Mizuho Financial Group, Inc. has sole voting and dispositive power over such securities. The address of each of Mizuho Financial Group, Inc. and Mizuho Bank, Ltd. is 1 – 5–5, Otemachi, Chiyoda — ku, Tokyo 100 – 8176, Japan. The address of each of Mizuho Americas LLC and Mizuho Securities USA LLC is 1271 Avenue of the Americas, New York, NY 10020.

(12)    The information reported is based on a Schedule 13G filed on February 11, 2022. According to the Schedule 13G, as of December 31, 2021, Barclays PLC (as a parent holding company) (“Barclays”) has sole voting and dispositive power with respect to 1,100,593 shares of our common stock. The address for Barclays is 1 Churchill Place, London, E14 5HP, England.

STOCKHOLDER PROPOSALS

We anticipate that the 2022 annual general meeting will be held no later than December 31, 2022. Any shareholder seeking to bring a proposal before the annual general meeting or to nominate a candidate for election to the Board must submit such proposal or nomination in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Articles. Such proposals must have been received by us at our offices at Ventoux CCM Acquisition Corp., 1 East Putnam Avenue, Floor 4, Greenwich, CT 06830 a reasonable time before we begin to print and send our proxy materials for our 2022 annual general meeting, which deadline will be disclosed prior to such in one of our SEC filings.

If either of the Extension Proposals are not approved, there will be no annual general meeting in 2022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at brock@ventouxccm.com to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: VTAQ.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via e-mail from the Company at brock@ventouxccm.com.

If you are a stockholder of the Company and would like to request documents, please do so by June 9, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VENTOUX CCM ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

VENTOUX CCM ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Ventoux CCM Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on
July 10, 2019 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 23, 2020 (the “Amended and Restated Certificate of Incorporation”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section (E) of Article SIXTH is hereby amended and restated to read in full as follows:

(b) In the event that the Corporation does not consummate the Business Combination by (i) 21 months from the consummation of the IPO or (ii) up to 24 months from the consummation of the IPO if the Corporation elects to extend the amount of time to complete the Business Combination by an additional 3 months in accordance with the Amended and Restated Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company (in either case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.

Annex A-1

IN WITNESS WHEREOF, Ventoux CCM Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of June, 2022.

VENTOUX CCM ACQUISITION CORP.
By:
Name:	Edward Scheetz
Title:	Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

[DATE]

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [DATE], by and between Ventoux CCM Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated December 23, 2020, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, on December 30, 2020, an aggregate of $174,225,000 was placed in the Trust Account from the IPO and sale of Private Warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) to the Public Shareholders of record if the Company does not complete its initial business combination 18 months after the closing of the IPO in the event that the Company extended the time to complete the Business Combination by three months as set forth in the Trust Agreement;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(i) and Section 1(j) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of at least a majority of the outstanding shares of Common Stock sold in the IPO;

WHEREAS, pursuant to a special meeting of the shareholders of the Company, a majority of the outstanding shares of Common Stock sold in the IPO voted affirmatively to approve this Amendment;

WHEREAS, in connection with the execution of this Amendment, the extension of the deadline to consummate the Company’s initial business combination is being extended from the 18-month anniversary of the closing of the IPO to the 21-month anniversary of the IPO (i.e. from June 30, 2022 to September 30, 2022), with an option to further extended such deadline from the 21-month anniversary of the closing of the IPO to the 24-month anniversary of the IPO; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.1. Amendment to Trust Agreement. Section 1(i) and Section 1(j) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 21-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24 months from the closing of the IPO but has not completed the Business Combination within such 24-month period, the 24-month anniversary of the Closing (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

Annex B-1

“(j) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit D hereto at least five business days prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the deadline to consummate the Company’s initial business combination, to follow the instructions set forth in the Extension Letter. Furthermore, upon receipt of an additional extension letter (“Additional Extension Letter”) substantially similar to Exhibit E hereto at least five business days prior to the deadline to consummate the Company’s initial business combination, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Additional Extension Letter on or prior to the deadline to consummate the Company’s initial business combination, to follow the instructions set forth in the Additional Extension Letter.”

1.2 Exhibit E to the Trust Agreement. The following form of Additional Extension Letter shall be appended to Trust Agreement as Exhibit E:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, N.Y. 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:    Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraph 1(j) of the Investment Management Trust Agreement, as amended on [______________], 2022, (“Trust Agreement”) between Ventoux CCM Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional three (3) months, from September 30, 2022 to December 30, 2022 (the “Additional Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline.

Very truly yours,
VENTOUX CCM ACQUISITION CORP.
By:
[•], Chief Executive Officer

cc: Chardan Capital Markets, LLC

2. Miscellaneous Provisions.

2.1 Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2 Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3 Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4 Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

Annex B-2

2.5 Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6 Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee
By:
Name:
Title:

Ventoux CCM Acquisition Corp.
By:
Name: Edward Scheetz
Title: Chief Executive Officer

Annex B-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail VENTOUX CCM ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 15, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/ventouxccm/2022. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. Please mark your votes like this Proposal 1 – Charter Amendment Proposal Amend the Company’s amended and restated certificate of incorporation to (i) extend the date by which the Company has to consummate a business combination for three months, from June 30, 2022 to September 30, 2022 (the “Extension Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination, after the Extension Date for an additional three months, through and until December 30, 2022. FOR AGAINST ABSTAIN Proposal 2 – Trust Amendment Proposal Amend the Investment Management Trust Agreement to extend the date on which the Trustee must liquidate the trust account established in connection with the IPO if the Company has not completed its initial business combination, from June 30, 2022 to September 30, 2022, or for an additional three months of December 30, 2022, if applicable. FOR AGAINST ABSTAIN Proposal 3 – Adjournment Proposal Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and Proposal 2. FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date 2022. Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 16, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/ventouxccm/2022. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY VENTOUX CCM ACQUISITION CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS The undersigned, revoking any previous proxies relating to these shares with respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated May 23, 2022, in connection with the special meeting of stockholders (“Special Meeting”) to be held at 10 a.m. Eastern Time on June 16, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Edward Scheetz and Matthew MacDonald (each with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, CONSTITUTING THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)